UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Check the appropriate box:

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[		]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[		]	Definitive Proxy Statement
[		]	Definitive Additional Materials
[		]	Soliciting Material Pursuant to §240.14a-12

Viking Mutual Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[ X ]	No Fee Required
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1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY

DRAFT OF MAY 8, 2009

IMPORTANT NOTICE: PLEASE VOTE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD.

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund
P.O. Box 500
Minot, North Dakota 58702

May ____, 2009

Dear Shareholder:

You are cordially invited to attend a joint special meeting (the "Special Meeting") of the shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, a Delaware statutory trust (the "Trust"), which will be held on June 29, 2009 at 10:00 a.m., Central time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701.

The purpose of the Special Meeting is to ask you to approve (1) a new investment advisory agreement with Viking Fund Management, LLC ("Viking") for the Funds, (2) subject to the provision of relief by the Securities and Exchange Commission, a "manager-of-managers" structure for the Funds, (3) the election of four trustees (none of whom are currently trustees), to a new Board of Trustees of the Trust (the "Board"), (4) a change in the Funds' fundamental investment restrictions with respect to investments in money market mutual funds and (5) the ratification of the appointment of Brady, Martz & Associates, P.C. as the Funds' independent accountants for the current fiscal year. In addition, if you are a shareholder of the Viking Large-Cap Value Fund or the Viking Small-Cap Value Fund, you will be asked to approve a new sub-advisory agreement between Viking and Fox Asset Management LLC, which is those Funds' current sub-adviser.

The Board has approved, and recommends that you vote "FOR," each proposal.

The Proxy Statement that accompanies this letter contains detailed information on the proposals. I encourage you to read it carefully. After you have read the accompanying materials, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. Alternatively, you may vote by telephone or by facsimile. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person. You may also vote in person at the Special Meeting.

Your Vote Is Important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

If you have any questions, please call 1-800-933-8413 or 701-852-1264 and we will be glad to assist you. Thank you for your response and your continued support of Viking Mutual Funds.

Sincerely,

Shannon D. Radke
President

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING,

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR BY FACSIMILE). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN 10:00 A.M. CENTRAL TIME ON JUNE 29, 2009.

VIKING MUTUAL FUNDS

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals in the Questions & Answers ("Q&A") below. The Q&A contains limited information. It should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

QUESTIONS & ANSWERS

Q:	What am I being asked to vote "FOR" on this proxy?
A:

You are being asked to vote "FOR" (1) a proposal to approve a new investment advisory agreement for your Fund, (2) a proposal to approve, subject to the provision of relief by the Securities and Exchange Commission, a "manager-of-managers" structure for your Fund, (3) a proposal to elect four trustees to a new Board for the Funds if the "Transaction" described below occurs, (4) a proposal to approve a change in your Fund's applicable fundamental investment restrictions regarding investments in money market mutual funds and (5) a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. In addition, if you are a shareholder of the Viking Large-Cap Value Fund or the Viking Small-Cap Value Fund, you are being asked to approve a new sub-advisory agreement (but with the current sub-adviser) for your Fund.

Q:	Why is the Board proposing a new advisory agreement between Viking and the Funds?
A:

Viking currently serves as the investment adviser to each of the Funds under an investment advisory agreement entered into as of July 28, 1999 (the "Current Agreement") between the Trust and Viking. On March 6, 2009, Viking entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Integrity Mutual Funds, Inc. ("Integrity"), among others, subject to certain terms and conditions, to complete various transactions described below and in the Proxy Statement (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of Integrity and Viking. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Viking will become a wholly-owned subsidiary of Corridor. In the event the Transaction takes place and Viking becomes a subsidiary of Corridor, securities laws provide that the Current Agreement will automatically terminate. Therefore, you are being asked to approve a new investment advisory agreement between Viking and the Trust. It is important to note that the same investment advisory personnel who served the Funds prior to the Transaction will continue to provide investment advisory services to the Funds after the Transaction. If the Transaction does not occur, the Current Agreement will not automatically terminate and, therefore, it will not be necessary for the Trust to enter into a new investment advisory agreement with Viking.

Q:	Why is the Board proposing a new sub-advisory agreement between Viking and Fox Asset Management LLC ("Fox") for the Viking Large-Cap Value Fund and the Viking Small-Cap Value Fund?
A:

As a result of the Transaction described above, under applicable securities laws, the current sub-advisory agreement for these Funds will terminate. Accordingly, for Fox to continue acting as sub-adviser to these Funds, their shareholders must approve a new sub-advisory agreement between Viking and Fox. It is important to note that the same investment personnel will continue to serve these Funds under the new sub-advisory agreement with Fox. If the Transaction does not occur, the current sub-advisory agreement will not automatically terminate and, therefore, it will not be necessary for Viking to enter into a new sub-advisory agreement with Fox.

Q:	Why is the Board proposing a manager-of-managers structure?
A:

Under a manager-of-managers structure, Viking would generally be permitted to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining shareholder approval. Although implementation will require relief from the Securities and Exchange Commission, Proposal 2 seeks your approval to allow your Fund to operate using a manager-of-managers structure. Shareholders should be aware, however, that under a manager-of-managers structure, they would not have the ability to exert control over whether their Fund entered into new sub-advisory agreements with unaffiliated sub-advisers or whether terms to sub-advisory agreements were changed, because they would not be entitled to vote "for" or "against" such matters before they become effective.

Q:	Could investment advisory fees be increased without a shareholder vote if the manager-of-managers structure is approved?
A:

No. Fees paid to sub-advisers are paid directly by the investment adviser out of its investment advisory fee; they are not paid directly by the Funds. Therefore, any change in sub-advisory fees will have no impact on a Fund's expenses. Any increase in the investment advisory fee paid to the investment adviser by a Fund will continue to require shareholder approval.

Q:	What are the benefits of a manager-of-managers structure?
A:

A manager-of-managers structure will provide the investment adviser and the Board with the flexibility to implement sub-adviser changes or materially amend sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval.

Q:	How will Integrity's role in the Transaction affect the Funds?
A:

In connection with the Transaction, Corridor and Viking will acquire certain assets of Integrity Money Management, Inc. ("Integrity Money Management"). Integrity Money Management is a subsidiary of Integrity and is currently the investment adviser to The Integrity Funds (which consists of three series), Integrity Managed Portfolios (which consists of six series), Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. (collectively, the "Integrity Fund Family"). As a result of the Transaction, it is anticipated that the management of the Funds and the Integrity Fund Family will be consolidated with Viking. In addition, Corridor intends to acquire two additional subsidiaries of Integrity: Integrity Fund Services, Inc. ("IFS") and Integrity Funds Distributor, Inc. ("IFD"). IFS is the accounting service provider, administrator and transfer agent to the Integrity Fund Family, and IFD is the principal underwriter. It is expected that IFS and IFD, in their respective capacities, will serve the Funds, as well as the Integrity Fund Family. It is also anticipated that the Viking Tax-Free Fund for Montana will acquire the assets of the Montana Tax-Free Fund, Inc. and that the Viking Tax-Free Fund for North Dakota will acquire the assets of the ND Tax-Free Fund, Inc.

Q:	Why am I being asked to elect a new Board of Trustees?
A:

In connection with the anticipated integration of the Funds and the Integrity Fund Family resulting from the Transaction, the current Board of Trustees of the Trust (the "Board") has determined that, if the Transaction occurs, it will be in the best interests of the Funds to have a Board comprised of the same members as those on the boards of trustees and boards of directors, as applicable, of the Integrity Fund Family. Accordingly, it is expected that, if the Transaction occurs, a new slate of trustees, if elected, will serve the Funds, as described in Proposal 3 and the current trustees will resign from their positions. If the Transaction does not occur, no changes to the Board will be effected, even if shareholders approve election of the nominees.

Q:	Why is the Board proposing a change in fundamental investment restrictions?
A:

Currently, each Fund has a fundamental investment restriction concerning investments in securities of other investment companies that is more restrictive than the restrictions imposed by the Investment Company Act of 1940. To afford Viking more flexibility in investing cash balances, the Board is proposing that shareholders approve a proposal to permit each Fund to invest in money market mutual funds to the extent permitted by federal law. However, shareholders should be aware that investments in other investment companies may subject the Funds to additional operating expenses. As a related matter, shareholders of the Viking Large-Cap Value Fund and the Viking Small-Cap Value Fund are also being asked to approve a change to a fundamental investment restriction which currently limits investments in the securities of a single issuer in order to provide an exception for investments in money market mutual funds.

Q:	Why is the Board proposing the ratification of the appointment of the Funds' independent accountants?
A:

The Board selects the Funds' independent accountants each year. Although the Trust is not required to hold annual meetings of shareholders, its by-laws generally provide that if a shareholders' meeting is held, the Trust will submit the selection of the independent accountants to shareholders for ratification or rejection.

Q:	How does the Board recommend that I vote on the proposals?
A:	The Board believes that each proposal is in the best interests of the Funds. After careful consideration, the Board recommends that you vote "FOR" the proposals.

Q:	When is my proxy due?
A:	We would like to receive your vote as soon as possible, and in any event before 10:00 a.m., Central time on June 29, 2009.

Q:	How can I vote my proxy?
A:

By mail—You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope. If you have misplaced your envelope, please mail your proxy to: Viking Mutual Funds, P.O. Box 500, Minot, North Dakota 58702.

In person—You may vote your shares in person at the Special Meeting to be held on June 29, 2009 at 10:00 a.m., Central time, at the offices of Brady, Martz & Associates, P.C., located at 24 Central Avenue West, Minot, North Dakota 58701.

By phone—You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By facsimile—You may vote your shares by facsimile. To do so, please have your proxy card available and use the toll-free number on the proxy card.

If you need more information or have any questions on how to cast your vote, call the Funds at 1-800-933-8413 or 701-852-1264.

Q:	Will the Fund pay for this proxy solicitation?
A:	No. Corridor and Viking have agreed to pay the costs of this proxy solicitation, as well as the other costs of the Special Meeting.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, TO HELP ENSURE THAT YOUR VOTE IS REPRESENTED, PLEASE EITHER COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD BY MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR FOLLOW THE INSTRUCTIONS ON YOUR PROXY CARD TO VOTE BY PHONE OR BY FACSIMILE.

NOTICE OF

JOINT SPECIAL MEETING OF SHAREHOLDERS
VIKING MUTUAL FUNDS

TO BE HELD ON
JUNE 29, 2009

Notice is hereby given that a Joint Special Meeting (the "Special Meeting") of shareholders of Viking Tax-Free Fund for Montana (the "Montana Fund"), Viking Tax-Free Fund for North Dakota (the "North Dakota Fund"), Viking Large-Cap Value Fund (the "Large-Cap Fund") and Viking Small-Cap Value Fund (the "Small-Cap Fund") (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, a Delaware statutory trust (the "Trust"), will be held at the offices of Brady, Martz & Associates, P.C., located at 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, on June 29, 2009 for the following purposes:

•	Proposal 1: For shareholders of each Fund, to approve a new investment advisory agreement with Viking Fund Management, LLC ("Viking").

•

Proposal 2: For shareholders of each Fund, to authorize a "manager-of-managers" structure whereby, subject to the provision of relief by the Securities and Exchange Commission, the investment adviser, subject to certain conditions, will be able to enter into and materially amend sub-advisory agreements, without obtaining shareholder approval.

•	Proposal 3: For shareholders of each Fund, to elect four trustees (none of whom is a current trustee) to a new Board of Trustees of the Trust.

•	Proposal 4: For shareholders of each Fund, to modify applicable fundamental investment restrictions so that each Fund may invest in money market mutual funds to the extent permitted by federal law.

•	Proposal 5: For shareholders of each Fund, to ratify the appointment of Brady, Martz & Associates, P.C. as the Funds' independent accountants.

•	Proposal 6: For shareholders of the Viking Large-Cap Value Fund and Viking Small-Cap Value Fund only, to approve a new investment sub-advisory agreement between Viking and Fox Asset Management LLC.

•	To transact any other business that properly comes before the Special Meeting.

Proposals 1, 3 and 6 are contingent upon the closing of the Transaction described in the enclosed Proxy Statement, and, even if approved by shareholders, will only be effected if such Transaction occurs.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof. Only shareholders of record as of the close of business on May 11, 2009 may vote at the Special Meeting or any adjournments or postponements of the Special Meeting.

The Board of Trustees recommends that shareholders vote "FOR" each Proposal above.

You can vote easily and quickly by mail, by phone or by facsimile. Just follow the instructions that appear on your enclosed proxy card. Whether or not you expect to be present at the meeting, please help avoid the cost of a follow-up mailing by voting as soon as possible. Shares represented by duly executed proxies will be voted at the Special Meeting in accordance with the instructions given. However, if no voting instructions are given, your shares will be voted "FOR" each Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

By Order of the Board of Trustees of
Viking Mutual Funds

Shannon D. Radke
May ___, 2009

VIKING MUTUAL FUNDS

P.O. Box 500
Minot, North Dakota 58702
1-800-933-8413
701-852-1264

PROXY STATEMENT
May __, 2009

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON
June 29, 2009

The Board of Trustees (the "Board") of Viking Mutual Funds, a Delaware statutory trust (the "Trust"), is soliciting the enclosed proxy in connection with a joint special meeting of shareholders of Viking Tax-Free Fund for Montana (the "Montana Fund"), Viking Tax-Free Fund for North Dakota (the "North Dakota Fund"), Viking Large-Cap Value Fund (the "Large-Cap Fund") and Viking Small-Cap Value Fund (the "Small-Cap Fund"; the Montana Fund, North Dakota Fund, Large-Cap Fund and Small-Cap Fund are each, a "Fund" and, collectively, the "Funds"), each a series of the Trust, to be held on Monday, June 29, 2009 at 10:00 a.m., Central time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701 and any adjournments or postponements thereof (collectively, the "Special Meeting").

This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May ___, 2009 or as soon as practicable thereafter.

SUMMARY OF PROPOSALS AND VOTING INFORMATION

This Proxy Statement contains six proposals, five of which apply to shareholders of all of the Funds, and one of which applies to shareholders of the Large-Cap Fund and the Small-Cap Fund only. The table below shows each proposal and each Fund entitled to vote on it. Each of the proposals is discussed in detail in this Proxy Statement.

Proposal

Fund(s) Voting

1.	New Investment Advisory Agreement with Viking Fund Management, LLC ("Viking")*	All Funds, voting separately
2.	Manager-of-Managers Structure	All Funds, voting separately
3.	Election of Trustees to New Post-Transaction Board*	All Funds, voting together
4.	Changes to Fundamental Investment Restrictions	All Funds, voting separately
5.	Ratification of Selection of Independent Accountants	All Funds, voting separately
6.	New Sub-Advisory Agreement with Fox Asset Management LLC*	Large-Cap Fund and Small-Cap Fund only

*Even if shareholders approve Proposals 1, 3 and 6, these proposals are related to, and contingent upon, the closing of the Transaction (as defined below) The closing of the Transaction (as defined below) is subject to numerous conditions that must be met or waived and there can be no assurance that it will occur.

In order for the Special Meeting to go forward, there must be a quorum. One third of the outstanding shares of a Fund, or of the Trust, as applicable, entitled to vote in person or by proxy, will constitute a quorum. Any lesser number will be sufficient for adjournments. All returned proxies count toward a quorum, regardless of how they are voted. The Special Meeting may be adjourned one or more times for any reason, including the failure of a quorum to attend the Special Meeting. No notice of adjournment to another time or place need be given to shareholders if such time and place are announced at the Special Meeting or reasonable notice is given to persons present at the Special Meeting, and if the adjourned meeting is held within a reasonable time thereafter. It is possible that the Special Meeting could be held for one or more proposals and adjourned for other proposals.

For the purposes of counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present for quorum purposes, but not as votes cast at the Special Meeting. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received but are not voted as to one or more proposals because the broker lacks discretionary voting authority and for which the broker indicates that instructions have not been received from the respective beneficial owners and other persons entitled to vote the shares. The effect of abstentions and broker non-votes on each proposal is described at the end of the proposal under "Shareholder Approval and Required Vote."

Any shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting written notice of revocation to the Funds. To be effective, such revocation must be received by the Funds prior to the Special Meeting and must indicate your name and account number. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder may withdraw his or her proxy by voting in person at the Special Meeting.

All properly executed but unmarked proxies received in time for the Special Meeting will be voted "FOR" approval of the proposals, and "FOR" or "AGAINST" any other business that may properly arise at the Special Meeting, in the proxies' discretion.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail or by telephone by representatives of the Fund. Viking has retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to assist in the solicitation of proxies, at an estimated cost of $________________. Corridor and Viking will pay all costs associated with this Proxy Statement.

Only shareholders of record on May 1, 2009 (the "Record Date") may vote at the Special Meeting (including any adjournments or postponements). Each shareholder is entitled to one vote for each whole share owned, and a proportionate fractional vote for any fractional share owned, in each case, on the Record Date.

On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Outstanding Shares
Montana Fund
North Dakota Fund
Large-Cap Fund
Small-Cap Fund
Total

Set forth below are those shareholders who owned more than 5% of each Fund's outstanding shares as of the Record Date:

Shareholder Name and Address	Number of Shares	% of Outstanding Shares
Montana Fund

North Dakota Fund

Large-Cap Fund

Small-Cap Fund

At this point, we know of no other business to be brought before the Special Meeting. However, if any other matters do arise, the persons named as proxies will vote upon these matters according to their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 29, 2009. This Proxy Statement is available on the Internet at www.vikingfunds.com/proxy.aspx.

The Funds' most recent annual and semi-annual reports are available upon request at no cost. You may request a report by writing to the Funds at P.O. Box 500, Minot, North Dakota 58702, or by calling 1-800-933-8413 or 701-852-1264. The Funds' most recent annual report is also available on the Internet at www.vikingfunds.com.

Please be sure to read the entire Proxy Statement before casting your vote. You may call 1-800-933-8413 or 701-852-1264 if you need help voting your proxy, or want information on how to obtain directions to be able to attend the Special Meeting and vote in person.

BOARD OF TRUSTEES RECOMMENDATION

On May 1, 2009, the Board of Trustees met to discuss the proposals contained in this Proxy Statement and voted to approve the proposals. The Board of Trustees recommends that you vote "FOR" each of the proposals in this Proxy Statement.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

(This proposal applies to shareholders of each Fund, voting separately.)

BACKGROUND AND REASON FOR VOTE

Viking currently serves as each Fund's investment adviser under an investment advisory agreement dated as of July 28, 1999 between Viking and the Trust (the "Current Agreement"). Integrity Money Management, Inc. ("Integrity Money Management") is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. ("Integrity"). On March 6, 2009, Viking and Corridor Investors, LLC ("Corridor") entered into an agreement (the "Corridor Agreement") with Integrity and Integrity Money Management, among others, to complete certain transactions (collectively, the "Transaction") on or about June 30, 2009 or another date that may be agreed to by the parties (the "Transaction Closing Date"). Integrity Money Management is currently the investment adviser to The Integrity Funds (which consists of three series), Integrity Managed Portfolios (which consists of six series), Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. (collectively, the "Integrity Fund Family"). Upon completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution and other services to the Funds and to the Integrity Fund Family. This Proposal 1 is contingent upon the completion of the Transaction.

Corridor, located at 1 North Main, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the boards of directors or trustees, as applicable, and interim president, of the funds in the Integrity Fund Family, and Shannon D. Radke, president of Viking, president and treasurer of Viking Mutual Funds and president of Viking Fund Distributors, LLC. Mr. Walstad and Mr. Radke comprise the initial Board of Governors of Corridor, and it is anticipated that Mr. Radke will serve as the president and chief executive officer of Corridor. In addition, it is expected that, by the completion of the Transaction, Mr. Walstad and Mr. Radke will own membership interests of approximately 10% and 5%, respectively, in Corridor. They will receive their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking (which will be converted). Other employees currently of Integrity and Viking are expected to own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They will receive their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment. Corridor is conducting a private offering in which it anticipates raising approximately $625,000 in exchange for approximately 25% of the total membership interests. The remaining membership interests (approximately 37%) are expected to be held by current holders of membership interests in Viking. It is not currently anticipated that any person will initially hold a membership interest representing more than 25% of the aggregate membership interests in Corridor.

Pursuant to the Corridor Agreement, Integrity (as seller) has indicated that it intends to sell its investment advisory and other mutual fund services business to Corridor and Viking (collectively, as buyer) for a purchase price equal to: (1) 60 basis points (0.6 of 1%) of the aggregate net asset value of the outstanding shares of the funds currently in the Integrity Fund Family (the "Closing Date Shares") on the business day immediately preceding the Transaction Closing Date; and (2) 10 basis points (0.1 of 1%) of the then aggregate net asset value of the Closing Date Shares which then remain outstanding 12 months post-Transaction Closing Date, 24 months post-Transaction Closing Date and 36 months post-Transaction Closing Date. The amount described in clause (1) of the preceding sentence is to be paid on the Transaction Closing Date, and the amounts described in clause (2) of the preceding sentence are to be paid at the referenced times. At closing, Corridor will designate which specific assets are being transferred to it, and which are being transferred to Viking.

In conjunction with the sale described in the preceding paragraph, subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that Corridor and Viking will acquire, among other things, certain assets of Integrity Money Management, and that Viking will become a wholly-owned subsidiary of Corridor.

VIKING FUND MANAGEMENT, LLC

The principal business address of Viking is currently 116 1st Street Southwest, Suite C, Minot, North Dakota 58701. Viking is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment advisory services to the Funds. As of April 30, 2009, Viking had approximately $23.2 million in assets under management.

Mr. Radke was a founder of Viking in September 1998 and has been responsible for managing the portfolios of the Montana Fund and the North Dakota Fund on a day-to-day basis since their inception. Mr. Radke holds a Bachelor of Business Administration degree in banking and finance from the University of North Dakota. He has been engaged in the securities business since 1988.

In addition to serving as the Funds' investment adviser, Viking also serves as the Funds' transfer agent and administrator. Viking Fund Distributors, LLC ("VFD"), currently an affiliate of Viking, serves as the distributor (principal underwriter) of each Fund's shares. Viking and VFD are located at 116 1st Street Southwest, Suite C, Minot, North Dakota 58701. Although Viking will continue to act as the Funds' investment adviser after the completion of the Transaction (as a subsidiary of Corridor), it is expected that Integrity Funds Distributor, Inc. ("IFD") and Integrity Fund Services, Inc. ("IFS"), also as subsidiaries of Corridor, will act as the Funds' principal underwriter and the Funds' transfer agent, administrator and accounting service provider, respectively; IFD and IFS currently serve the Integrity Fund Family in these capacities. It is possible that IFS may begin serving as the Funds' transfer agent, administrator and accounting service provider prior to the completion of the Transaction.

The following chart lists the current principal executive officers and the current governors of Viking and their principal occupations. The business address of each officer and governor is currently 116 1st Street Southwest, Minot, North Dakota 58701.

Name	Position with Viking; Principal Occupation
Shannon D. Radke	Governor and President, Viking and Viking Fund Distributors, LLC
F. Bruce Walker	Governor and Secretary, Viking; Owner, Coldwell Banker 1st Minot Realty
Bruce I. Christianson	Governor, Viking; CEO, Magic City Financial Group
Patrick Murphy	Governor, Viking; Owner, Murphy Motors, Inc.
John Stewart	Governor, Viking; Owner, Fisher Motors, Inc.
Roger Tollefson	Governor, Viking; Owner, Tollefson's Retail Group
James Johnson	Treasurer, Viking; Corporate Accountant, Viking

After the completion of the Transaction, it is anticipated that the principal executive officers and directors of Viking will be the individuals set forth on the chart below, and that the business address of each will be 1 Main Street North, Minot, North Dakota 58703.

Name	Anticipated Position with Viking; Principal Occupation
Shannon D. Radke	Governor and President, Viking; President and Chief Executive Officer, Corridor
Toben Taft	Governor and Vice-President, Viking; Vice-President and Information Technology Manager, Corridor
Laura K. Anderson	Secretary, Viking; President, IFD and IFS; Secretary and Chief Operating Officer, Corridor
James Johnson	Treasurer, Viking; Corporate Accountant, Corridor; Fund Accountant, IFS
Kevin Flagstad	Chief Compliance Officer, Viking; Chief Compliance Officer, Corridor

The Board currently consists of three trustees (collectively, the "Current Trustees"). Two of the Current Trustees are not "interested persons" of the Funds (within the meaning of the Investment Company Act of 1940 (the "1940 Act")), and are therefore referred to as the "Independent Trustees." Shannon Radke, a Current Trustee, is also currently the president and treasurer of the Funds and is referred to as an "Interested Trustee." As an organizer, member, and governor of Corridor, and holder (and anticipated holder) of positions with Viking as described above, Mr. Radke has an interest in this Proposal 1, given that it is anticipated that Viking, the investment adviser to the Funds, will, upon the completion of the Transaction, be a wholly-owned subsidiary of Corridor. Similarly, Robert E. Walstad, a nominee for election to the Board as an Interested Trustee as described in Proposal 3, is an organizer, member, and governor of Corridor; accordingly, he has in interest in this Proposal 1.

As described in Proposal 3, four nominees (the "Nominees") are proposed for election to a new Board (assuming the Transaction occurs). No Current Trustee who is an Independent Trustee (a "Current Independent Trustee") and no Nominee for election as an Independent Trustee identified in Proposal 3 is also an officer, employee or director of, or owner of an interest in, Viking or its parents or subsidiaries. No Current Independent Trustee or Nominee for election as an Independent Trustee has had any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of the Funds, or in any material proposed transactions, to which Viking or any of its parents or subsidiaries (other than a fund), or any parents or subsidiaries of the foregoing were or are to be a party. Since the beginning of the most recently completed fiscal year of the Funds, no Current Independent Trustee or Nominee for election as an Independent Trustee has purchased or sold any interest in Viking or in any of its parents, or in subsidiaries of either. No Current Independent Trustee or Nominee for election as an Independent Trustee currently owns or intends to acquire any membership interest in Corridor.

THE CURRENT AGREEMENT

The Current Agreement is dated July 28, 1999 and was most recently approved by the Board on May 1, 2009. It was approved by the initial shareholders of the North Dakota Fund, the Montana Fund and the Large-Cap Fund on June 1, 1999, and by the initial shareholder of the Small-Cap Fund on May 3, 2001.

COMPARISON OF THE NEW AGREEMENT AND CURRENT AGREEMENT

The terms of the Current Agreement are substantially similar to the corresponding terms of the New Agreement, as indicated in the brief comparison below. For a more complete understanding of the New Agreement, please refer to the form of the New Agreement provided in Appendix A hereto. The summary below is qualified in all respects by the terms and conditions of the form of New Agreement.

Advisory Services. The advisory services to be provided by Viking to the Funds under the New Agreement will be substantially identical to those advisory services provided under the Current Agreement. Both the Current Agreement and the New Agreement provide that the adviser will, among other things, subject to the supervision and direction of the Board, provide a continuous investment program for each Fund and, as part of its duties, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Trust's administrator under a separate agreement with the Trust, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Trust or each Fund, as trustees or officers of the Trust.

Sub-Advisers. Under both the Current Agreement and the New Agreement, the adviser may, at its own cost and expense, retain a sub-adviser for the purpose of making investment recommendations and research available to the adviser. If the adviser does retain a sub-adviser, the adviser is responsible to the Trust and the applicable Fund(s) for all acts or omissions of the sub-adviser in connection with the performance of the adviser's duties.

Brokerage. Under both the Current Agreement and the New Agreement, the adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the adviser to the Funds and its other clients.

Allocation of Costs and Expenses. Under both the Current Agreement and the New Agreement, the adviser is required to pay the costs of rendering its services pursuant to the terms of the agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds. Each Fund is required to bear all expenses of its operation (including its proportionate share of the general expenses of the Trust) not specifically assumed by the adviser.

Investment Advisory Fees. The fees to be paid by the Funds to the adviser under the New Agreement will be the same as the fees paid under the Current Agreement. Those fees are as follows for each Fund:

Fund	Annual Fee (as a percentage of net assets)
Montana Fund	0.50%
North Dakota Fund	0.50%
Large-Cap Fund	0.70%
Small-Cap Fund	1.00%

Both the Current Agreement and the New Agreement provide that the adviser may from time to time agree to waive its fees and/or reimburse a Fund for its expenses.

During their respective fiscal years ended December 31, 2008, after fee waivers and expense reimbursements, each Fund paid (i) advisory fees to Viking (actual and as a percentage of average daily net assets); (ii) fees to Viking, in its capacity as transfer agent and administrator; and (iii) fees to VFD in respect of amounts recognized under a Rule 12b-1 plan ("12b-1 fees") as set forth below:

Fund	Advisory Fees to Viking	Fees to Viking as Transfer Agent and Administrator	Fees to VFD (12b-1 fees)
Montana Fund	$52,090 0.50% (as a percentage of average daily net assets)	$0 (Administrator) $0 (Transfer Agent) $0 (Accounting Service Provider)	$19,113
North Dakota Fund	$26,753 0.50% (as a percentage of average daily net assets)	$0 (Administrator) $0 (Transfer Agent) $0 (Accounting Service Provider)	$3,637
Large-Cap Fund	$32,108 0.70% (as a percentage of average daily net assets)	$0 (Administrator) $0 (Transfer Agent) $11 (Accounting Service Provider)	$7,535
Small-Cap Fund	$38,007 0.99% (as a percentage of average daily net assets)	$0 (Administrator) $0 (Transfer Agent) $0 (Accounting Service Provider)	$4,086

Limitation on Liability. Both the New Agreement and the Current Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the adviser, or reckless disregard by the adviser of its obligations or duties under the agreement, the adviser is not subject to liability to the Trust or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Continuance. The Current Agreement was originally in effect for an initial term of up to two years from July 28, 1999 for the North Dakota Fund, the Montana Fund and the Large-Cap Fund and for an initial term of up to two years from April 30, 2001 for the Small-Cap Fund. The Current Agreement provides that it may continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually as described in the agreement. If the shareholders of the Funds approve the New Agreement, the New Agreement will expire with respect to each Fund two years from the date of execution, unless continued. Thereafter, the New Agreement may be continued for each Fund from year to year if such continuance is approved at least annually as described in the agreement.

Termination. Both the Current Agreement and New Agreement provide for termination with respect to any Fund at any time without payment of any penalty (i) by the trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the adviser or (b) by the adviser upon sixty (60) days' written notice to the Fund. Both the Current Agreement and the New Agreement provide that termination of the agreement with respect to one Fund will not affect the effectiveness of the agreement with respect to any other Fund. In addition, both the Current Agreement and the New Agreement provide for termination automatically in the event of assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

The Board received and considered a variety of materials related to the proposed Transaction (including relating to Corridor and Viking), the rationale therefor, alternatives to the Transaction, and the potential impact to the Funds. In light of the Corridor Agreement, at a meeting held on May 1, 2009 (the "Meeting"), the Board, including a majority of the Current Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed information furnished by representatives of Corridor and Viking, including information regarding: (1) the services to be provided to the Funds, including the nature, extent and quality of such services; (2) the performance of the Funds; (3) the compensation to be paid to Viking, including the cost of advisory services to be provided and profits to be realized by Viking and its affiliates, including Corridor, from the relationship with the Funds, taking into account the anticipated expense limitation arrangements; (4) the extent to which economies of scale would be realized as a Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund's investors; and (5) other benefits to be received by Viking from its relationship with the Funds. In considering the New Agreement, the Current Independent Trustees also relied upon their knowledge of the Transaction, Corridor, Viking and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the New Agreement. Each Current Independent Trustee may have accorded different weight to the various factors in reaching his conclusions with respect to the New Agreement. The Current Independent Trustees did not identify any single factor as all-important or controlling. The Current Independent Trustees' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by Viking, including investment advisory and administrative services. In considering the nature, extent and quality of the services to be provided to the Funds by Viking under the New Agreement, the Board recognized that Viking would be a subsidiary of Corridor upon the completion of the Transaction. In this regard, the Board considered that Corridor was a newly formed company, and therefore took into account Corridor's financing prospects and viability, based on information provided by Corridor. Representatives of Viking represented to the Board that Corridor would oversee the consolidation of the operations of Integrity Money Management into those of Viking following the Transaction to ensure a smooth transition and that the Transaction and the New Agreement were not expected to effect any material changes in the manner in which the Funds are managed. Representatives of Viking further represented to the Board that as a subsidiary of Corridor, Viking would have access to additional resources, including increased operational and compliance support, which were expected to enhance Viking's ability to provide quality investment management services to the Funds.

In addition, the Board considered the continuity of investment personnel. With respect to investment personnel, the Board is familiar with the background, experience and track record of the Funds' investment personnel and these same persons are expected to serve the Funds in the same capacities following the Transaction. More specifically, the Board was advised that the portfolio manager who currently manages the Montana Fund and the North Dakota Fund will continue to manage such Funds. As the Large-Cap Fund and the Small-Cap Fund are sub-advised by Fox, the approvals of the New Agreement for such Funds do not directly affect its portfolio management; however, the personnel of Viking who are currently involved in overseeing Fox will continue that role under the New Agreement.

The Board concluded that the approval of the New Agreement and the closing of the Transaction were not expected to interfere with the day-to-day management of the Funds. Based on its review, the Board concluded that that the expected nature, extent and quality of services to be provided by Viking supported approval of the New Agreement.

Performance. The Board considered the performance history of the Funds, and in light of the continuity of investment personnel as employees of Viking, the Board recognized that the New Agreement was not expected to impact the performance of the Funds.

Compensation and Economies of Scale. The Board evaluated the management fees under the New Agreement and noted that the advisory fee rates will be the same as the advisory fee rates paid by the Funds under the Current Agreement. The Board also considered the Funds' expense ratios, including, in particular, the expense limitation agreements applicable to the Funds and noted that after the Transaction, each Fund's expense ratio was expected to be average or slightly above average in comparison to its peer group. The Board recognized that the Funds were smaller in size relative to their peer groups and that this affected the fee comparison. The Board further noted that although the Montana Fund's and North Dakota Fund's new expense limitation agreement will result in higher expense ratios effective August 1, 2009 and although the Large Cap Fund's and Small Cap Fund's expense limitation agreements expire August 1, 2009, the projected expense ratios for each of the Funds will be reasonable in comparison to other funds of similar size and investment objective. The Board considered whether there were any economies of scale and whether fee levels reflect these economies of scale. In this regard, the Board noted that none of the Funds has reached an asset level that would enable it to benefit substantially from economies of scale. However, the Board recognized that with the integration of the Integrity and Viking Fund families, certain shared expenses may be spread over a larger asset base. The Board recognized that even if an alternative investment adviser could potentially result in lower fees, the benefits to shareholders of continuity in the operations and management of the Funds also needed to be accorded weight. The Board concluded that the fees to be paid to Viking under the New Agreement, taking into account relevant expense limitations, were fair and reasonable.

Profitability. In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking as well as estimated revenues. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Ancillary Benefits. The Board considered whether there were any ancillary benefits Viking and its affiliates may receive as a result of its relationship with the Funds. The Board noted that Viking does not benefit directly from any soft dollar arrangements although Fox does with respect to the Large-Cap Fund and Small-Cap Fund. Additionally, because Corridor will also be acquiring IFD as part of the transaction, IFD, as an affiliate of Viking, will act as distributor to the Funds and, as such, may retain 12b-1 fees and a portion of any front end sales charges collected. Based on their review, the Independent Trustees concluded that any indirect benefits received by Viking and its affiliates as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Service Providers. The Board noted that, in addition to acquiring Viking, Corridor would be acquiring IFS and IFD as part of the Transaction. Accordingly, IFS will act as administrator, accounting service provider and transfer agent to the Funds and IFD will act as distributor to the Funds. The Board also noted that under a new custody agreement, Wells Fargo Bank, NA would act as the Funds' custodian.

Based on their review of the New Agreement, the materials provided and the considerations described above, the Current Trustees, including a majority of the Current Independent Trustees, determined that the adoption of the New Agreement would be in the best interests of the Funds and their respective shareholders and should be approved. In addition, the Board recommends approval of the New Agreement by each Fund's shareholders.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To become effective for a Fund, the New Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1. If you need any assistance or have any questions regarding Proposal 1 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

PROPOSAL 2: TO APPROVE THE MANAGER-OF-MANAGERS STRUCTURE FOR THE FUNDS

(This proposal applies to shareholders of each Fund, voting separately.)

BACKGROUND AND REASON FOR VOTE

Under both the Current Agreement and New Agreement between the investment adviser and the Trust, the investment adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to any Fund. In this regard, Viking has entered into a sub-advisory agreement with Fox Asset Management LLC with respect to the Small-Cap Fund and the Large-Cap Fund. If the investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

Shareholders of each Fund are being asked to approve a "manager-of-managers" structure for their Fund. If approved by shareholders, the structure would not be implemented until relief permitting such a structure is provided by the Securities and Exchange Commission ("SEC"). Unless necessary relief is provided by an exemptive rule in the future, the Trust will need to apply to the SEC for exemptive relief and obtain an order.

Because the Funds are soliciting shareholders for approval of other proposals, the Board has determined to ask shareholders to approve the manager-of-managers structure at this time. One typical condition of SEC relief for this structure is that shareholders approve the structure before its implementation. Obtaining shareholder approval for the structure at this time would alleviate the cost and expense of seeking shareholder approval for the structure at a future date, when the Funds may not otherwise be soliciting shareholder approval on other matters.

DESCRIPTION OF THE MANAGER-OF-MANAGERS STRUCTURE

A manager-of-managers structure would generally permit Viking to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Viking WITHOUT also needing to obtain further shareholder approval. Normally, the retention of a new sub-adviser, or the material amendment of an existing sub-advisory agreement would require shareholder approval. That approval would not be necessary under a manager-of-managers structure.

If shareholders of a Fund approve this Proposal 2, and the Trust obtains the necessary exemptive relief from the SEC or the SEC adopts an applicable rule, it is anticipated that Viking would be authorized, for such Fund, to (1) engage new or additional sub-advisers; (2) enter into and modify existing investment sub-advisory agreements; and (3) terminate and replace sub-advisers, in each case without obtaining further approval of the Fund's shareholders, provided that (a) the sub-adviser is not an "affiliated person" of Viking or the Fund, other than by reason of serving as a sub-adviser to a Fund, and (b) the Board has approved the new or amended sub-advisory agreement.

Although shareholder approval would no longer be required for the changes described in the prior paragraph, it is anticipated that the Board (including a majority of the Independent Trustees) would continue to evaluate sub-advisers and would be required to approve the retention of new sub-advisers and material changes to existing sub-advisory agreements. Viking and the Board would be responsible for overseeing sub-advisers and monitoring their performance, as well as determining if (or when) changes to a Fund's sub-advisory arrangements should be made. Further, under the 1940 Act, the Board, including a majority of the Independent Trustees, must review and consider sub-advisory agreements for renewal annually, after the expiration of the initial term. Prior to entering into, renewing or amending a sub-advisory agreement, Viking would have a legal duty to provide the Board with information on factors pertinent to the Board's decision regarding those advisory arrangements.

The Board believes that it will be in the best interests of each Fund to provide Viking and the Board with increased flexibility to recommend and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes. In addition, the Board recognizes that the structure would remain subject to Board oversight and conditions imposed by the SEC, including that any sub-advisory agreement or material change to such agreement would still require approval by the Board (including a majority of the Independent Trustees). In the absence of a manager-of-managers structure, a Fund would be required to call and hold a shareholder meeting before it appointed a sub-adviser or materially amended a sub-advisory agreement. Additionally, a Fund would be required to seek shareholder approval of a new sub-advisory agreement if a sub-adviser were to undergo a change of control, even if there were no change in the persons responsible for managing the Fund. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from shareholders, which is time-consuming and costly. It is thus anticipated that a manager-of-managers structure would permit the Funds to operate most efficiently and cost-effectively. Shareholders should be aware, however, that under a manager-of-managers structure, they would not have the ability to exert control over whether their Fund entered into new sub-advisory agreements with unaffiliated sub-advisers or whether terms to sub-advisory agreements were changed, because they would not be entitled to vote "for" or "against" such matters before they became effective.

Importantly, this proposal does not affect the amount of investment advisory fees paid by a Fund. Viking would pay sub-advisers out of advisory fees it receives from a Fund, and this proposal, and the retention of sub-advisers or renegotiation of sub-advisory agreements, would not impact those fees. The Board would review and approve the fees paid by Viking to sub-advisers in connection with its consideration of new sub-advisory agreements and renewals of sub-advisory agreements. Shareholder approval would continue to be required before the fees paid by a Fund to Viking can increase.

As noted above, before a Fund could implement a manager-of-managers structure, the SEC must provide relief from certain provisions of the 1940 Act, either by rule or exemptive order. Any such relief would typically require the satisfaction of a number of conditions. The precise substance of these conditions is not known at this time.

If this Proposal 2 is not approved by the shareholders of any Fund, shareholder approval will be required for Viking to enter into new or to materially amend sub-advisory agreements with respect to that Fund.

BOARD APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

At the Meeting, the Board, including the Independent Trustees, approved the use of the manager-of-managers arrangement, authorized the Funds to seek exemptive relief from the SEC, and recommended that the manager-of-managers arrangement be submitted to shareholders for their approval.

Reasons for approving the arrangement generally include the following:

1.

A manager-of-managers arrangement will enable the Board to act more quickly, with less expense to the Funds, in appointing new sub-advisers when the Board and the investment adviser believe that such appointment would be in the best interests of a Fund and its shareholders;

2.

The investment adviser would continue to be directly responsible for supervising the activities and performance of the sub-adviser, for taking reasonable steps to assure that the sub-adviser complies with a Fund's investment policies and procedures and with applicable legal requirements, and for reporting to the Trustees regarding these matters; and

3.	No sub-adviser could be appointed, removed or replaced without the Board's approval and involvement.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To become effective for a Fund, the manager-of-managers structure must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the manager-of-managers structure, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2. If you need any assistance, or have any questions regarding Proposal 2 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

PROPOSAL 3: TO ELECT FOUR TRUSTEES TO A NEW POST-TRANSACTION BOARD OF TRUSTEES

(This proposal applies to shareholders of each Fund, voting together.)

BACKGROUND AND REASON FOR VOTE

The Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers of the Funds who are responsible for administering each Fund's day-to-day operations. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts (as applicable) and other principal contracts.

Four Nominees are being proposed for election to a new post-Transaction Board of Trustees. This Proposal 3 is contingent upon the closing of the Transaction. Even if shareholders approve the election of the Nominees, the new Board will not be implemented unless the Transaction occurs. None of the Nominees is currently a Trustee; however, each is a trustee or director, as applicable, of the funds in the Integrity Fund Family. If the Transaction occurs, it is proposed that, if elected, the Nominees will serve the Funds and the current members of the Board will resign from their positions. In this regard, at the Meeting, in discussing the Nominees, who, at the recommendation of Corridor, were initially nominated by the Current Independent Trustees and affirmed by the full Board, the Board noted certain of the benefits that were expected to result from having the same individuals serve on the new Board of Trustees of the Trust and the boards of trustees or directors, as applicable, of the funds in the Integrity Fund Family. Among these anticipated benefits, the Board considered the enhanced efficiency and productivity of Board meetings that were expected to result from the new Board. The Board recognized the areas of common interest and focus among the Funds and the Integrity Fund Family that will likely arise assuming the completion of the Transaction, and the Board viewed the prospect of the Nominees' responsibility for oversight of the Funds, along with the Integrity Fund Family, as consistent with good governance and not likely to adversely affect the Funds.

The 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. For example, in general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders. Accordingly, shareholders are being asked to elect the Nominees.

At the Special Meeting, shareholders of the Funds will be asked to elect the Nominees to serve on a new Board, assuming the Transaction occurs. It is intended that the enclosed proxy will be voted "FOR" the election of the four Nominees, unless such authority has been withheld in the proxy. The proxy cannot be voted for a greater number of persons than the number of Nominees.

Assuming the Transaction occurs, the Nominees will be elected for indefinite terms, generally subject to resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board if elected. If any of the Nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. However, there is no reason to believe that any Nominee will be unavailable for election. If the Nominees are not elected, or the Transaction does not occur, then the Current Trustees are expected to continue to remain on the Board indefinitely.

The following table includes certain important information regarding the Nominees:

Independent Trustees/Nominees

NAME, ADDRESS, AND AGE	POSITION TO BE HELD WITH TRUST	TERM TO BE SERVED	NUMBER OF PORTFOLIOS TO BE OVERSEEN IN THE POST-TRANSACTION FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	DIRECTORSHIPS CURRENTLY HELD
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Trustee	Indefinite	14	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004).	Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds and First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 61	Trustee	Indefinite	14	Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004).

Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds, Vincent United Methodist Foundation and Minot Area Development Corporation

Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 57	Trustee	Indefinite	14

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000).

					Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds and Marycrest Franciscan Development, Inc.

Interested Trustee/Nominee

NAME, ADDRESS, AND AGE	POSITION TO BE HELD WITH TRUST	TERM TO BE SERVED	NUMBER OF PORTFOLIOS TO BE OVERSEEN IN THE POST-TRANSACTION FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	DIRECTOR- SHIPS CURRENTLY HELD
Robert E. Walstad(2) 1 N. Main St. Minot, ND 58703 64	Trustee and Chairman	Indefinite	14

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and Interim President (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman, Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman (since January 1996) and Treasurer (January 1996 to May 2004) Integrity Managed Portfolios; Trustee and Chairman (since June 2003), The Integrity Funds.

					Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds and Minot Park Board

(1) Assuming completion of the Transaction, the Fund Complex will consist of the four Funds, Integrity Fund of Funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds (the "Post-Transaction Fund Complex").

(2) Mr. Walstad will be an interested person by virtue of being a member of Corridor.

Currently, Shannon D. Radke, age 42, serves as the president and treasurer of the Trust, and has served as such since 1999. Mr. Radke is also a Current Trustee, as well as the president and a governor of Viking and VFD.

The Board elects the officers of the Funds who are responsible for administering each Fund's day-to-day operations. Accordingly, if the Nominees are elected to the Board as Trustees, they will elect the Trust's officers.

ANTICIPATED BOARD COMMITTEES.

Currently, the Board has no separately designated committees. However, the entire Board acts as the Trust's "audit committee" as specified in Section 3(a)(58)(B) of the Securities Exchange Act of 1934 and the Current Independent Trustees act as the Trust's "nominating committee." The Board's view has been that, in light of the small number of Current Trustees and Funds, it has not been necessary to have separately designated committees. For similar reasons, the Board's view has been that it has not been necessary to have committee charters, or specific policies or processes regarding the identification, evaluation and consideration of candidates for election to the Board (including with respect to candidates recommended by shareholders).

If the Nominees are elected, it is anticipated that the new Board will establish the following standing committees:

•	Governance and Nominating Committee -- To identify individuals qualified to become trustees and to recommend nominations for election to the Board.
•

Audit Committee -- To assist the Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, it is anticipated that the Audit Committee will review with the independent auditors the audit plan and results and recommendations following independent audits, review the performance of the independent auditors and recommend engagement or discharge of the auditors to the Board, review the independence of the independent auditors, and review the adequacy of the Funds' internal controls.

COMPENSATION

The following table sets forth compensation paid by the Trust to each of the Current Trustees of the Funds for the fiscal year ended December 31, 2008. The Trust does not have any retirement plans for trustees.

Independent Trustees		Interested Trustee
Mike Timm	Peter C. Zimmerman	Shannon D. Radke
Trustee	Trustee	Trustee, President and Treasurer
$2,000	$2,000	$0

For the fiscal year ended December 31, 2008, each of the Nominees for election as an Independent Trustee was paid a fee of $17,500 for service as trustee and director on the boards of the funds in the Integrity Fund Family. As an "interested person" of such funds, Robert E. Walstad received no compensation from the funds in the Integrity Fund Family for serving as trustee or director (as applicable); however, he did receive compensation from such funds for serving as interim president.

MEETINGS OF THE BOARD

During the Funds' fiscal year ending December 31, 2008, the Board held four meetings. Each Current Trustee attended at least 75% of the aggregate of the total number of meetings of the Board. In addition, the Nominees each attended at least 75% of the aggregate of the total number of the meetings of each board of the Integrity Fund Family and the total number of meetings held by the committees of each such board on which the Nominee served.

SHARE OWNERSHIP IN THE FUNDS HELD BY CURRENT TRUSTEES, NOMINEES AND CURRENT OFFICERS

For each Nominee and Current Trustee, the dollar range and number of equity securities in the Funds beneficially owned by such individual in each Fund and in the Viking Fund complex as a whole are shown below as of the Record Date. In addition, for each Nominee, the dollar range and number of equity securities in the Post-Transaction Fund Complex are shown below as of the Record Date.

	Independent Trustees/Nominees					Interested Trustee/Nominee
Fund	Orlin W. Backes (Nominee)	R. James Maxson (Nominee)	Jerry M. Stai (Nominee)	Mike Timm (Current Trustee)	Peter C. Zimmerman (Current Trustee)	Shannon D. Radke (Current Trustee)	Robert E. Walstad (Nominee)
Montana Fund				0	0	0
North Dakota Fund				0	0	0
Large-Cap Fund					0
Small-Cap Fund					0
Viking Fund Complex
Post-Transaction Fund Complex				N/A	N/A	N/A

As of the Record Date, none of the Current Independent Trustees, Nominees for election as Independent Trustees or any of their respective immediate family members owned beneficially or of record securities in Viking, Fox, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any of such persons.

As of the Record Date, the Nominees, Current Trustees and current officers of the Funds as a group beneficially owned the following number of shares of each Fund, which, in each case, is less than 1% of each Fund's outstanding shares:

Fund	Number of Shares
Montana Fund	0
North Dakota Fund	0
Large-Cap Fund
Small-Cap Fund

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Although the Trust has not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual trustee, to The Viking Funds, Attention: Board of Trustees, P.O. Box 500, Minot, North Dakota 58702. The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific trustee) is delivered to the Board or the specified trustee, as the case may be.

ATTENDANCE OF TRUSTEES AT ANNUAL MEETINGS

The Funds do not hold annual meetings and therefore do not have a policy with respect to trustees' attendance at such meetings.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

The election of trustees must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exists. The shareholders of the Trust will vote together for the election of trustees. Abstentions and broker non-votes will not affect the election of trustees under Proposal 3.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3. If you need any assistance, or have any questions regarding Proposal 3 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

PROPOSAL 4: TO APPROVE CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING INVESTMENTS IN MONEY MARKET MUTUAL FUNDS.

(This proposal applies to shareholders of each Fund, voting separately.)

Certain investment restrictions of the Funds are matters of fundamental policy and may not be changed without the approval of its shareholders. Viking has recommended to the Board that fundamental investment restrictions limiting investments in money market mutual funds be modified as shown below.

Currently, under its respective fundamental investment restriction (the "Investment Company Restriction"), each Fund may not:

Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company.

In addition, under its respective fundamental investment restriction (the "Issuer Restriction"), the Large-Cap Fund and the Small-Cap Fund currently may not:

Invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.

Although the 1940 Act generally limits a fund to (i) purchasing up to 3% of the total outstanding voting stock of a single other investment company; (ii) investing up to 5% of its total assets in the securities of a single other investment company; and (iii) investing up to 10% of its total assets in securities of all other investment companies, the SEC has adopted certain rules under the 1940 Act that permit funds to invest in securities of other investment companies in excess of these limits, subject to certain conditions.

The Board has approved, subject to the approval of each Fund's shareholders, a change in the Investment Company Restriction, which would permit each Fund to invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder. If shareholders approve this proposal for their Fund, the respective Investment Company Restriction will provide that the Fund may not:

Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

Consistent with the change proposed to the Investment Company Restriction above, for the Large-Cap Fund and the Small-Cap Fund, the Board has approved, subject to the approval of each such Fund's shareholders, a conforming change to the Issuer Restriction. If shareholders of each such Fund approve this proposal for their Fund, the respective Issuer Restriction will provide that the Fund may not:

Invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities or to investments in money market mutual funds.

The primary purpose of the proposed changes is to afford Viking more flexibility in investing cash balances held by the Funds pending investment. In considering this matter, shareholders should be aware that investments in other investment companies may subject their Fund to additional operating expenses. The Board believes, however, that the increased flexibility the proposed changes will afford the Funds -- both in terms of short-term investments and in responding to changing conditions in the securities markets -- outweigh these additional expenses.

If a Fund's shareholders do not approve the modification(s) described above, then the modification(s) will not be implemented for that Fund.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To become effective for a Fund, the changes to the Investment Company Restriction (for each Fund) and to the Issuer Restriction (for the Small-Cap Fund and the Large-Cap Fund) must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the proposal for a Fund, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4. If you need any assistance, or have any questions regarding Proposal 4 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

PROPOSAL 5: TO CONSIDER THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS

(This proposal applies to shareholders of each Fund, voting separately.)

The Board of Trustees, including all of the Current Independent Trustees, has selected Brady, Martz & Associates, P.C. ("Brady, Martz") to continue to serve as the independent accountants of each of the Funds for the current fiscal year ending December 31, 2009. Apart from fees received as independent accountants, neither Brady, Martz nor any of its partners has a direct, or material indirect, financial interest in the Trust. Representatives of Brady, Martz are not expected to attend the Special Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

The Independent Trustees select the Funds' independent accountants each fiscal year. The independent accountants examine annual financial statements for each Fund and provide audit and tax-related services. Although the Funds are not required to hold periodic shareholders' meetings, the Trust's by-laws require that the Trust submit the selection of the independent accountants for ratification or rejection at the shareholders' meeting next succeeding selection by the Independent Trustees if a shareholders' meeting is held during the applicable fiscal year.

FEES PAID TO BRADY, MARTZ

The following table provides information on the aggregate fees billed for services rendered to the Trust by Brady, Martz for the fiscal years ended December 31, 2007 and December 31, 2008:

Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees	Totals
December 31, 2007	$20,020	None	$2,300	None	$22,320
December 31, 2008	$20,820	None	$2,360	None	$23,180

(1) Includes the amounts related to the professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Includes amounts for tax compliance, tax advice and tax planning services. In addition, the aggregate tax fees that Brady, Martz billed to the Funds' investment adviser and any entity controlling, controlled by, or under common control with the Funds' investment adviser for tax compliance, tax advice, and tax planning services were $1,200 for the year ended December 31, 2008, and $900 for the year ended December 31, 2007.

FEES FOR NON-AUDIT SERVICES

The aggregate non-audit fees billed by Brady, Martz to the Funds and to the Funds' investment adviser and any entity controlling, controlled by, or under common control with the Funds' investment adviser for the fiscal years ending December 31, 2007 and December 31, 2008 are set forth below:

Fiscal Year Ended	Non Audit Fees
December 31, 2007	$4,575
December 31, 2008	$4,570

The Current Trustees considered and determined that the provision of non-audit services that were rendered to the Funds' investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were not incompatible with maintaining the principal accountants' independence.

In recommending the selection of Brady, Martz, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Brady, Martz has acted as independent accountants of the Trust since its organization. The Board believes that the continued employment of Brady, Martz for the fiscal year ending December 31, 2009 is in the best interests of the Trust.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To ratify the appointment of Brady Martz as the independent accountants for a Fund, Proposal 5 must be approved by a vote of a majority of the outstanding shares of such Fund voted in person or by proxy. For purposes of determining the approval of Proposal 5, abstentions and broker non-votes will have no effect on the approval of the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5. If you need any assistance, or have any questions regarding Proposal 5 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

PROPOSAL 6: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE VIKING LARGE-CAP VALUE FUND AND THE VIKING SMALL-CAP VALUE FUND

(This proposal applies to shareholders of the Large-Cap Fund and Small-Cap Fund only.)

BACKGROUND AND REASON FOR VOTE

Fox currently serves as sub-adviser to the Large-Cap Fund and the Small-Cap Fund (collectively, the "Sub-Advised Funds") pursuant to a sub-advisory contract dated as of December 20, 2001 between Viking and Fox (the "Current Sub-Advisory Agreement"), and has served as sub-adviser to each Sub-Advised Fund since its respective inception. Under the applicable provisions of the 1940 Act, the Current Sub-Advisory Agreement will terminate if the Transaction occurs. The Board has approved a new sub-advisory contract between Viking and Fox (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, and the same personnel will continue to provide sub-advisory services to the Sub-Advised Funds. However, the New Sub-Advisory Agreement must be submitted for your approval under the applicable provisions of the 1940 Act. This Proposal 6 is contingent upon the completion of the Transaction.

FOX ASSET MANAGEMENT LLC

Fox Asset Management LLC is a Delaware limited liability company. The principal business address of Fox is 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. Fox is an 80% owned subsidiary of Eaton Vance Corp. As of March 31, 2009, Fox managed more than $1.6 billion for employee benefit plans, endowments, foundations, wrap fee programs and other institutional investors.

Fox provides its services to the Large-Cap Fund under a multiple-manager Portfolio Management Team (the "Large-Cap Team"). The Large-Cap Team currently consists of three senior portfolio managers with combined securities industry experience of 73 years. Mr. William E. Dodge, CFA, Lead Portfolio Manager, who joined Fox in 2005, serves as the Chief Executive Officer and Chief Investment Officer of Fox. Prior to joining Fox, Mr. Dodge was with Nine Gates Capital Management, an investment firm he founded in 2003. From 1999 to 2002, he was President and Chief Investment Officer of Delaware Investment Advisers, Inc. Mr. Bradley S. Daniels, CFA, Managing Director and Director of Research, joined Fox in 2006. From May 2004 until 2006, Mr. Daniels was a Senior Equity Analyst at Rorer Asset Management. Previously he worked at Schlarbaum Capital Management LP and Miller Anderson & Sherrerd/Morgan Stanley. Mr. J. Bradley Ohlmuller, CFA and Principal, joined Fox in 2004. From 2001 to 2004, Mr. Ohlmuller served as Vice President and Research Analyst at Goldman Sachs.

Fox provides its services to the Small-Cap Fund under a multiple manager Portfolio Management Team (the "Small-Cap Team"). The Small-Cap Team currently consists of three senior portfolio managers with combined securities industry experience of 49 years. Mr. Gregory Greene, CFA, serves as Lead Portfolio Manager for the Small-Cap Fund. Mr. Greene, who joined Fox in 1998, serves as Managing Director at Fox, and as a member of the Mid-Cap Management Team at Fox which he founded in 2001. Mr. J. Bradley Ohlmuller, CFA, who joined Fox in 2004, serves as a Principal of Fox. From 2001 to 2004, Mr. Ohlmuller served as Vice President and Research Analyst at Goldman Sachs. Mr. Robert J. Milmore, CFA, who joined Fox in 2005, is a Vice President at Fox. He was formerly a Manager of International Treasury at Cendant Corporation, Vice President and Senior Equity Analyst at Arnhold & S. Bleichroder and Morgan Stanley Dean Witter.

The following chart lists the principal executive officers and the directors of Fox and their principal occupations. The business address of each officer and director is 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701.

Name	Position with Fox and Principal Occupation
William E. Dodge, CFA	President & CEO
Douglas P. Edler, CFA	Managing Director
Gregory R. Greene, CFA	Managing Director
Bradley S. Daniels, CFA	Managing Director and Director of Research
J. Bradley Ohlmuller, CFA	Principal
William Howarth	Principal, Assistant Lead Manager of Fixed Income Portfolios
Robert J. Milmore, CFA	Vice President, Equity Research Analyst

None of the Current Trustees, Nominees or officers of the Trust are also officers, employees or directors of, or owners of an interest in, Fox or its parents or subsidiaries. None of the Nominees have had any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of a Sub-Advised Fund, or in any material proposed transactions, to which Fox or any of its parents or subsidiaries (other than a fund), or any parents or subsidiaries of the foregoing were or are to be a party. Since the beginning of the most recently completed fiscal year of a Sub-Advised Fund, no Nominee has purchased or sold any interest in Fox or in any of its parents, or in subsidiaries of either.

SIMILAR INVESTMENT COMPANIES SUB-ADVISED BY FOX

Fox acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Small-Cap Fund:

FUND NAME	APPROXIMATE ASSETS UNDER MANAGEMENT BY FOX AS OF MARCH 31, 2009 (in millions)	ANNUAL INVESTMENT SUB-ADVISORY FEE PAID TO FOX
Saratoga Advantage Small-Cap Fund	$6.2	0.30% of net assets
Eaton Vance Small-Cap Value Fund	$15.5	0.75% of net assets
Eaton Vance Tax-Advantaged Small-Cap Value Fund	$49.0	0.75% of net assets

Fox has not waived, reduced or otherwise agreed to reduce its compensation under any contract to provide advisory services to any of the funds listed above.

THE CURRENT SUB-ADVISORY AGREEMENT

The Board most recently approved the Current Sub-Advisory Agreement on May 1, 2009. The Current Sub-Advisory Agreement was approved by shareholders of the Funds on December 31, 2001; shareholder approval was required because the previous sub-advisory contract between Fox Asset Management, previously a New Jersey corporation that served as sub-adviser to the Sub-Advised Funds, completed a merger with Eaton Vance Corporation on September 30, 2001 and, therefore experienced a change of control. This merger resulted in the automatic termination of the Sub-Advised Funds' sub-advisory contract with Fox Asset Management. After the merger, Fox Asset Management became known as Fox Asset Management LLC, a Delaware limited liability company.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT

The terms of the Current Sub-Advisory Agreement are substantially similar to the corresponding terms of the New Sub-Advisory Agreement, as indicated in the brief comparison below. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix B hereto. The summary below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

Sub-Advisory Services. The advisory services to be provided by Fox to the Large-Cap Fund and the Small-Cap Fund under the New Sub-Advisory Agreement will be substantially identical to those being provided under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will, among other things, subject to the supervision and direction of the Board and review by Viking, and any written guidelines adopted by the Board or Viking, provide a continuous investment program with respect to the Sub-Advised Funds' investments, including investment research and management to all securities and investments and cash equivalents in the Sub-Advised Funds. The sub-adviser determines from time to time what investments will be purchased, retained or sold by the Sub-Advised Funds. The sub-adviser is also responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Sub-Advised Funds' investments. In addition, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser agrees (i) to maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and to furnish the Board and Viking with such periodic and special reports as the Board and Viking reasonably may request and (ii) at such times as reasonably requested by the Board or Viking, to provide the Board and Viking with economic and investment analyses and reports, as well as quarterly reports setting forth each Sub-Advised Fund's investments and to make available to the Board and Viking any economic, statistical and investment services that the sub-adviser normally makes available to its institutional or other customers.

Brokerage. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution. However, the sub-adviser, under both agreements, may, in its discretion, use brokers who provide the sub-adviser with research, analysis, advice and similar services to execute portfolio transactions, and the sub-adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the sub-adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the sub-adviser to the Funds and its other clients and that the total commissions paid by the Sub-Advised Funds will be reasonable in relation to the benefits to the Sub-Advised Funds over the long term.

Fees. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement have identical fee structures and, under each such agreement, Viking, not the Sub-Advised Funds, pays the sub-advisory fee, computed daily and paid monthly. As compensation for its services provided to the Large-Cap Fund, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, Viking pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's daily net assets of up to $25 million and 0.35% to the Fund's daily net assets in excess of $25 million. As compensation for its services provided to the Small-Cap Fund, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, Viking pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's daily net assets below $5 million; 0.45% to the Fund's daily net assets on the next $10 million; 0.50% to the Fund's daily net assets on the next $10 million; 0.55% to the Fund's daily net assets on the next $10 million; 0.60% to the Fund's daily net assets on the next $60 million; and the fee is negotiable above $100 million.

During the fiscal year ended December 31, 2008, Viking paid sub-advisory fees to Fox in the amount of $18,110 for the Large-Cap Fund and $15,245 for the Small-Cap Fund.

Payment of Expenses. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser is required to bear all expenses incurred by it in connection with its services under the agreement.

Limitation on Liability. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust, its shareholders or by Viking in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Continuance. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that they are in effect for an initial term of two years from their effective date and, if not terminated, will continue automatically for successive periods of twelve months if such continuance is specifically approved at least annually as described in the agreement. If the shareholders of the Sub-Advised Funds approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire, with respect to each Sub-Advised Fund two years from the date of execution, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually as described in the agreement.

Termination. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide for termination at any time, without the payment of any penalty, by vote of the Board or by a vote or a majority of the outstanding voting securities of the Sub-Advised Funds on 60 days' written notice to the sub-adviser. Both the Current Sub-Advisory Agreement and the new Sub-Advisory Agreement also provide for termination, without the payment of any penalty, by Viking: (i) upon 120 days' written notice to the sub-adviser; (ii) upon material breach by the sub-adviser of certain representations and warranties that are not cured within 20 days after notice; (iii) immediately, if in the reasonable judgment of Viking, the sub-adviser becomes unable to discharge its duties and obligations under the agreement, including circumstances such as the financial insolvency of the sub-adviser or other circumstances that could adversely affect the Funds. The sub-adviser is permitted to terminate the agreement at any time, without the payment of any penalty, on 120 days' written notice to Viking. Each agreement also provides that it will terminate automatically in the event of its assignment or upon termination of the investment advisory agreement as it relates to the Funds.

BOARD CONSIDERATIONS

At the Meeting, the Board, including a majority of the Current Independent Trustees, considered the approval of the New Sub-Advisory Agreement. As outlined in more detail below, the Board, including the Current Independent Trustees, considered all factors they believed relevant with respect to the approval of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered that since Fox was unaffiliated with Viking and Corridor, the Transaction was not expected to have any notable impact on Fox. The Board noted that the terms of the New Sub-Advisory Agreement, including the fees payable thereunder, are substantially identical to those of the Current Sub-Advisory Agreement. The Board considered that the services to be provided under the New Sub-Advisory Agreement are the same as the services under the Current Sub-Advisory Agreement. Moreover, the Board noted that the Transaction would not alter the allocation of responsibilities between the investment adviser and the sub-adviser. The Board noted that the portfolio managers of Fox would remain the same under the New Sub-Advisory Agreement.

Performance. Upon a review of the total return history and category rankings of each Sub-Advised Fund, the Trustees deemed the performance of each Sub-Advised Fund to be satisfactory.

Compensation and Profitability. The Board noted that the fees to be paid under the New Sub-Advisory Agreement would be the same as fees paid under the Current Sub-Advisory Agreement. The Board further noted that the sub-advisory fees were the result of arms-length negotiations between unaffiliated parties. The Transaction was not expected to affect the profitability of the Sub-Adviser and, moreover, the sub-advisory fee under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is paid by the investment adviser--not the Sub-Advised Fund. Accordingly, the Board believed the profitability to Fox was not unreasonable.

Benefits to Fox. The Board considered any potential ancillary benefits to Fox as a result of its relationship with the Sub-Advised Fund. In this regard, the Board recognized that Fox does engage in soft dollar arrangements with respect to research.

Economies of Scale. Due to the small size of the Large-Cap Fund and Small-Cap Fund there are currently no economies of scale.

In voting to approve the New Agreement, the Trustees did not identify any single factor as being of paramount importance. In this regard, the Current Trustees' considerations were premised on numerous factors, including the nature, quality and resources of Fox.

Based on their review of the New Sub-Advisory Agreement, the materials provided and the considerations described above, the Trustees, including a majority of the Independent Trustees, determined that the adoption of the New Sub-Advisory Agreement would be in the best interests of each Sub-Advised Fund and its respective shareholders and should be approved. In addition, the Board recommends approval of the New Sub-Advisory Agreement by each Sub-Advised Fund's shareholders.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

To become effective for the Large-Cap Fund and the Small-Cap Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the respective Sub-Advised Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the respective Sub-Advised Fund present at the meeting if the holders of more than 50% of the outstanding shares of the respective Sub-Advised Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the respective Sub-Advised Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE LARGE-CAP FUND AND THE SMALL-CAP FUND VOTE FOR PROPOSAL 6. If you need any assistance, or have any questions regarding Proposal 6 or how to vote your shares, please call 1-800-933-8413 or 701-852-1264.

ADDITIONAL INFORMATION

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Funds by writing to them at P.O. Box 500, Minot, North Dakota 58702 or by calling 1-800-933-8413 or 701-852-1264.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is sent. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Funds at P.O. Box 500, Minot, North Dakota 58702 or 116 1st Street Southwest, Suite C, Minot, North Dakota 58701.

PLEASE SUBMIT YOUR VOTING INSTRUCTIONS PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING SELF-ADDRESSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, YOU MAY VOTE BY PHONE OR BY FACSIMILE.

IF YOU NEED HELP VOTING YOUR PROXY, OR WANT ADDITIONAL INFORMATION ABOUT ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON (INCLUDING DIRECTIONS TO THE SPECIAL MEETING), YOU MAY CALL THE FUNDS AT 1-800-933-8413 OR 701-852-1264.

APPENDIX A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

Between

VIKING MUTUAL FUNDS

and

VIKING FUND MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ___ day of ________, 2009, by and between Viking Mutual Funds (the "Trust"), a Delaware business trust, and Viking Fund Management, LLC (the "Adviser"), a limited liability company organized and existing under the laws of the State of North Dakota.

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

WHEREAS, the Trust has established several separate series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Fund");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

WHEREAS, the Trust desires to retain the Adviser to render investment advice and furnish portfolio management services to each Fund; and

WHEREAS, the Adviser is willing to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.

Employment; Duties of the Adviser. (a) The Trust hereby employs the Adviser as investment adviser of each Fund. The Adviser hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 7.

(b)

Subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"), the Adviser shall provide a continuous investment program for each Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Trust's administrator under a separate agreement with the Trust, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Trust or each Fund, as Trustees or officers of the Trust. The Adviser shall carry out its duties under this Agreement in accordance with each Fund's stated investment objective, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Trustees may reasonably establish from time to time.

(c)

The Adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients.

2.

Retention of a Sub-Adviser. Subject to such approval as may be required under the 1940 Act, the Adviser may retain a sub-adviser, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research available to the Adviser. Retention of a sub-adviser with respect to any or all Funds shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust and each such Fund for all acts or omissions of the sub-adviser in connection with the performance of the Adviser's duties hereunder.

3.

Independent Contractor Status; Services Not Exclusive. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive and the Adviser shall therefore be free to render similar or different services to others, provided that, its ability to render the services described herein shall not be impaired thereby.

4.

Furnishing of Information. (a) Each Fund shall from time to time furnish or make available to the Adviser detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as the Adviser may reasonably request in connection with the performance of its obligations hereunder.

(b) The Adviser will furnish the Trustees with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Trustees may reasonably request.
5.

Fund Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and shall be surrendered promptly to the Trust upon request. The Adviser further agrees to preserve all such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of each Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of each Fund during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any duly constituted authority.

6.

Allocation of Costs and Expenses. (a) The Adviser shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds.

(b)

Each Fund shall bear all expenses of its operation (including its proportionate share of the general expenses of the Trust) not specifically assumed by the Adviser. Expenses borne by each Fund shall include, but are not limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Trust's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; (v) compensation and expenses of Trustees who are not interested persons of the Trust or the Adviser ("Disinterested Trustees"); (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses.

(c)

To the extent the Adviser incurs any costs which are an obligation of a Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

7.

Investment Advisory Fees. (a) As compensation for the advice and services rendered and the expenses assumed by the Adviser pursuant hereto, each Fund shall pay to the Adviser a fee computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time.

(b) The Adviser may from time to time agree to waive its fees and/or reimburse a Fund for its expenses.
(c) The investment advisory fee shall be accrued daily by each Fund and paid to the Adviser at the end of each calendar month.
(d)

In the case this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the investment advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

8.

Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and the approval of the Trustees and the shareholders of the series as required by the 1940 Act.

9.

Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Funds to take any action contrary to (a) the Trust Instrument of the Trust, (b) the By-Laws of the Trust, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust or the Funds.

10.

Liability. (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties hereunder, the Adviser shall not be subject to liability to the Trust or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(b)

No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or any director or officer of the Adviser, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

(c)

Notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees and not individually. The Adviser acknowledges and agrees that the obligations of a Fund hereunder are not personally binding upon any of the Trustees or shareholders of the Fund but are binding only upon property of that Fund and no other.

11.

Term of Agreement. This Agreement shall become effective on the date above written with respect to each Fund listed on Schedule A hereto on such date and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. With respect to each series added by execution of a new Schedule A, this Agreement shall become effective on the date of such execution and shall remain in effect for two years after such execution unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually for each Fund by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Trustees, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

12.

Termination. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. Termination of this Agreement with respect to one Fund shall not affect the continued effectiveness of this Agreement with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

13.	Amendment of Agreement. This Agreement may only be modified or amended by mutual written agreement of the parties hereto.
14.	No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.
15.

Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Viking" as part of its name and the names of the Funds. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Viking."

16.	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Dakota, except insofar as the 1940 Act may be controlling.
17.

Definitions. For purposes of application and operation of the provisions of this Agreement, the terms "majority of the outstanding voting securities, "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order or other relief of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.

Severability. The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

19.	Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:	VIKING MUTUAL FUNDS
By:
Shannon D. Radke
President and Treasurer

ATTEST:	VIKING FUND MANAGEMENT, LLC
By:
Shannon D. Radke
Governor and President

VIKING MUTUAL FUNDS
INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

Fund	Annual Fee (as a percentage of net assets)
Viking Tax-Free Fund for North Dakota	0.50%
Viking Tax-Free Fund for Montana	0.50%
Viking Large-Cap Value Fund	0.70%
Viking Small-Cap Value Fund	1.00%

APPENDIX B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Agreement made as of ________________, 2009 ("Contract") between VIKING fund MANAGEMENT, LLC, a North Dakota limited liability corporation ("VIKING"), and FOX ASSET MANAGEMENT LLC, a Delaware limited liability company ("Sub-Adviser").

RECITALS

(1)

Viking has entered into an Investment Advisory Agreement, dated ___________, 2009 ("Advisory Agreement"), with Viking Mutual Funds ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

(2)	The Trust offers for public sale distinct series of shares of beneficial interest, as set forth in Schedule A hereto ("Fund" or "Funds");
(3)	Under the Advisory Agreement, Viking has agreed to provide certain investment advisory services to the Funds;
(4)	The Advisory Agreement permits Viking to delegate certain of its duties as investment adviser thereunder to a sub-adviser;
(5)	The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Viking and the Sub-Adviser agree as follows:

1.

Appointment. Viking hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the investments of the Fund or Funds set forth in Schedule A hereto for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.
(a)

Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Viking, and any written guidelines adopted by the Board or Viking, the Sub-Adviser will provide a continuous investment program with respect to the Funds' investments, including investment research and management to all securities and investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Funds. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Funds' investments. The Sub-Adviser will provide services under this Contract in accordance with the each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

(b)

The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Funds, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Funds and its other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Funds and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Viking recognizes that in some cases this procedure may adversely affect the results obtained for the Funds.

(c)

The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Funds, and will furnish the Board and Viking with such periodic and special reports as the Board or Viking reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Funds are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Funds upon request by the Trust. For legal and regulatory compliance purposes, the Sub-Adviser may retain at its offices copies of records that it maintained for the Funds.

(d)

At such times as shall be reasonably requested by the Board or Viking, the Sub-Adviser will provide the Board and Viking with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Funds' investments and make available to the Board and Viking any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

3.

Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Viking; and will comply with the requirements of the 1940 Act and the rules thereunder, as amended, and all other federal and state laws and regulations applicable to the Trust and the Funds. Viking agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Viking, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Viking (other than Viking Fund Distributors, LLC).

4.	Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.
5.	Compensation.
(a)

For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Viking, not the Funds, will pay the Sub-Adviser a sub-advisory fee, computed daily and paid monthly as set forth in Schedule B attached hereto.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
(c)

If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

(d) Viking shall be responsible for computing the sub-advisory fee.
6.

Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust, its shareholders or by Viking in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7.	Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
(a)

The Sub-Adviser (i) is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Viking of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Viking and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice-president of the Sub-Adviser shall certify to Viking that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Viking, the Sub-Adviser shall permit Viking, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c)

The Sub-Adviser has provided Viking with a copy of its Form ADV, which as of the date of this Contract is its Form ADV most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Viking at least annually.

(d)

The Sub-Adviser will notify Viking of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

(e)

The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Funds, Viking or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Viking.

8.

Services Not Exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law or agreed upon in writing between the Sub-Adviser and Viking and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, the Funds or Viking or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, the Funds or Viking, except as otherwise imposed by law or agreed upon in writing between the Sub-Adviser and Viking, the Trust or the Funds.

9.	Duration and Termination.
(a)

This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Funds' outstanding voting securities.

(b)

Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Funds.

(c)

Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Funds on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by Viking: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any representations and warranties set forth in Paragraph 7 of this Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (iii) immediately if, in the reasonable judgment of Viking, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Funds. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days written notice to Viking. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Funds.

10.

Additional Series. If the Trust establishes additional series of shares for which it desires that the Sub-Adviser render services under this Contract, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a "Fund" hereunder upon execution of a new Schedule A and Schedule B and the approval of the Trustees of the Trust as required by the Trust's Trust Instrument and the 1940 Act.

11.

Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Funds' outstanding voting securities (unless in the case of (ii), the Trust receives an order or receives or may rely upon a no-action letter from the SEC permitting it to modify the Contract without such vote).

12.

Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of North Dakota, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of North Dakota conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.

Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order or other relief of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

14.

Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Viking upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage-mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Viking will be sent to the attention of Shannon Radke. All notices provided to the Sub-Adviser will be sent to the attention of William E. Dodge.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

VIKING FUND MANAGEMENT, LLC
116 1st St. SW, Suite C
Attest:	Minot, ND 58701
By:	By:
	Name:	Shannon D. Radke
	Title:	President

FOX ASSET MANAGEMENT LLC
331 Newman Springs Road Suite 122
Attest:	Red Bank, NJ 07701
By:	By:
Name:
Title:

SCHEDULE A

FUNDS SUBJECT TO AGREEMENT

Viking Large-Cap Value Fund

Viking Small-Cap Value Fund

DATE: __________, 2009

SCHEDULE B

SCHEDULE OF COMPENSATION

Fund	Annual Fee (as a percentage of net assets)
Viking Large-Cap Value Fund	0.40% of the first $25 million of net assets;
0.35% of net assets in excess of $25 million.
Viking Small-Cap Value Fund	0.40%	below	$5.0 million
	0.45%	next	$10.0 million
	0.50%	next	$10.0 million
	0.55%	next	$10.0 million
	0.60%	next	$60.0 million
Negotiable above $100 million

PROXY CARD

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for Montana
NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to the Board of Trustees of the Fund. You may only vote shares of the Fund you hold as of the Record Date.
	Independent Trustees	For	Withhold
Orlin W. Backes
R. James Maxson
Jerry M. Stai

	Interested Trustee	For	Withhold
Robert E. Walstad

4.

To approve a change in your Fund's applicable fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for North Dakota
NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to the Board of Trustees of the Fund. You may only vote shares of the Fund you hold as of the Record Date.
	Independent Trustees	For	Withhold
Orlin W. Backes
R. James Maxson
Jerry M. Stai

	Interested Trustee	For	Withhold
Robert E. Walstad

4.

To approve a change in your Fund's applicable fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Large-Cap Value Fund
NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to the Board of Trustees of the Fund. You may only vote shares of the Fund you hold as of the Record Date.
	Independent Trustees	For	Withhold
Orlin W. Backes
R. James Maxson
Jerry M. Stai

	Interested Trustee	For	Withhold
Robert E. Walstad

4.

To approve a change in your Fund's applicable fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

6.

To approve a new investment sub-advisory agreement between Viking Fund Management, LLC and Fox Asset Management LLC, this is the Funds' current sub-adviser. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROXY CARD

VIKING MUTUAL FUNDS
Viking Small-Cap Value Fund
NAME ADDRESS CITY STATE ZIP

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2009

This Proxy is being solicited on behalf of the Board of Trustees of
Viking Mutual Funds.

The undersigned, having received notice of the Joint Special Meeting of Shareholders of Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Viking Large-Cap Value Fund and Viking Small-Cap Value Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Viking Mutual Funds, revoking previous proxies, hereby appoints Shannon Radke, Randall Sidener and James Johnson, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders of the Funds to be held on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, at 10:00 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	To approve a new investment advisory agreement with Viking Fund Management, LLC. You may only vote shares of the Fund you hold as of the Record Date.	For	Against	Abstain

2.

To approve a "manager of managers" structure which would permit the investment adviser to hire, replace and reinstate investment sub-advisers and to enter into and materially amend investment sub-advisory agreements without obtaining shareholder approval. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

3.	To elect four Trustees to the Board of Trustees of the Fund. You may only vote shares of the Fund you hold as of the Record Date.
	Independent Trustees	For	Withhold
Orlin W. Backes
R. James Maxson
Jerry M. Stai

	Interested Trustee	For	Withhold
Robert E. Walstad

4.

To approve a change in your Fund's applicable fundamental investment restrictions regarding investments in money market mutual funds. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

5.

To approve a proposal to ratify the selection of Brady, Martz & Associates, P.C. as the independent accountants for your Fund for the current fiscal year. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

6.

To approve a new investment sub-advisory agreement between Viking Fund Management, LLC and Fox Asset Management LLC, this is the Funds' current sub-adviser. You may only vote shares of the Fund you hold as of the Record Date.

	For	Against	Abstain

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Three simple methods to vote your proxy:

1.	Phone: Simply dial toll-free (800)933-8413 or (701)852-1264. Please have this proxy card available at the time of the call.
2.	Mail: Simply complete, sign, and date this proxy card and return it in the postage paid envelope provided.
3.	Facsimile: Simply complete, sign, and date this proxy card and fax it to Viking Fund Management, LLC at (701)852-4126.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares	X
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP		X
Signature, if held jointly

Date

Receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged.